UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event reported) 11/13/03

FLORIDA PUBLIC UTILITIES COMPANY
(Exact Name of Registrant as Specified in Charter)

Florida	0-1055	59-0539080
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

401 South Dixie Highway, West Palm Beach, FL	33401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (561) 832-2461

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

Exhibit No.

Description of Exhibit

99.1

Press release regarding the operating results for the quarter ended September 30, 2003.

Item 12.  Results of Operations and Financial Condition

See the Press Release dated September 13, 2003, included as Exhibit 99.1 and incorporated herein by reference, reporting on Florida Public Utilities Company financial results for the three-month and nine-month periods ended September 30, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FLORIDA PUBLIC UTILITIES COMPANY

(Registrant)

By  /s/ George M Bachman

George M Bachman

Chief Financial Officer and Treasurer

Date: November 14, 2003

Exhibit Index

Exhibit No.

Description of Exhibit

99.1

Press release regarding the results of operations for the third quarter 2003 ended September 30, 2003.